ING EQUITY TRUST

ING Opportunistic LargeCap Fund

(“Fund”)

Supplement dated May 7, 2010

To the Fund’s Class A, Class B and Class C Prospectus, Class I and Class W Prospectus and

to the Fund’s Class A, Class B, Class C, Class I, Class O, and Class W

Statement of Additional Information (“SAI”)

each dated September 30, 2009

On or about March 25, 2010, the Board of Trustees of ING Equity Trust (“Board”) approved a proposal to reorganize the Fund (“Disappearing Fund”) into ING Core Equity Research Fund (formerly, ING Growth and Income Fund) (“Surviving Fund”)(“Reorganization”).

The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place during the third quarter of 2010, it is expected that the Reorganization will occur on or about August 21, 2010 (“Closing Date”). The Fund may engage in transition management techniques prior to the Closing Date during which time the Fund may not pursue its investment objective and investment strategies. Shareholders of the Disappearing Fund will be notified if the Reorganization is not approved.

If the Reorganization is approved, any contingent deferred sales charge that would be applicable on a redemption of shares of the Disappearing Fund or on a redemption of shares of the Surviving Fund acquired as a result of the Reorganization shall be waived from May 14, 2010 (“Record Date”) through and until thirty (30) days following the Closing Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE